MESSAGE
To Our Shareholders

Babson Money Market Fund's Federal Portfolio earned an annualized yield of 4.93% during the six months ended December 31, 1995, while the Prime Portfolio earned 5.01%. These figures increased to 5.04% and 5.13%, respectively, for those shareholders who reinvested their dividends.

Money market funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that the fund will maintain a stable net asset value of one dollar per share.

The decline in interest rates that began in the early part of 1995 continued throughout the second half of the year as the economy slowed in response to the tightening of monetary policy by the Federal Reserve in 1994.

Recognizing the slowing rate of economic growth, the Fed responded by cutting the Federal Funds rate by one-quarter of a percent in July. Investors spent the rest of the year anticipating future easing moves. Three-month Treasury bills, which had started 1995 with a yield of nearly 6%, fell from 5.6% to 5%. The expectation of further rate declines also produced an inverted money market yield curve, with rates on longer maturity instruments lower than those of shorter dated ones.

As the year drew to a close, it became difficult to accurately gauge the economy's situation. A month long shutdown of the federal government halted the release of economic data, and severe winter weather in much of the country in December and January dampened activity by an uncertain amount. It is clear, though, that the economy continues to slow, and the Fed pushed rates down by another one-quarter of a percent in January.

No one can predict where interest rates will go from here, but there is room for several more rate cuts if the economy can continue to grow at a moderate enough pace so that investors do not have to worry about inflation. Any reacceleration of growth, though, might prompt the Fed to return to a more restrictive stance.

No matter what path rates take, we believe that our policy of focusing on quality and liquidity without the use of derivatives should continue to serve our shareholders well.

Sincerely,


Larry D. Armel
President

STATEMENT OF NET ASSETS
December 31, 1995 (unaudited)
PRIME PORTFOLIO

						       PRINCIPAL       MARKET
							 AMOUNT         VALUE
BANKERS' ACCEPTANCES _ 7.89%
Bank of New York, 5.57%, due March 8, 1996           $  2,000,000 $  1,943,681
Republic National Bank - New York, 5.52%,
  due April 19, 1996                                    1,000,000      973,167
							3,000,000    2,916,848
SHORT-TERM CORPORATE NOTES _ 70.20%
Abbott Laboratories, 5.60%, due January 23, 1996        1,700,000    1,693,389
AIG Funding, Incorporated, 5.25%, due July 31, 1996     1,700,000    1,642,235
AT & T Company, 5.62%, due March 22, 1996               1,000,000      974,710
Ameritech Corporation, 5.54%, due March 5, 1996         2,000,000    1,932,443
duPont (E.I.) deNemours & Company, 5.65%,
  due January 26, 1996                                  1,700,000    1,688,527
Emerson Electric Company, 5.60%,
  due February 14, 1996                                 1,700,000    1,687,307
Ford Motor Credit Company Discount Notes,
  5.57%, due March 15, 1996                             1,000,000      981,588
Gillette Company, 5.68%, due January 16, 1996           1,700,000    1,691,149
Heinz (H.J.) Company, 5.72%, due January 19, 1996       1,425,000    1,415,264
IBM Corporation, 5.74%, due January 26, 1996            1,700,000    1,688,345
Lilly (Eli) & Company, 5.58%, due February 8, 1996      2,000,000    1,950,400
Motorola, Incorporated, 5.72%, due January 26, 1996     1,700,000    1,689,736
Pacific Bell Telephone, 5.70%, due January 31, 1996     1,700,000    1,690,579
PHH Corporation, 5.66%, due January 18, 1996            1,000,000      985,850
Proctor & Gamble Company, 5.66%, due January 19, 1996   1,000,000      984,592
Procter & Gamble Company, 5.60%, due February 16, 1996 600,000 595,333 Transamerica Finance Corporation,
  5.35%, due April 3, 1996                              1,000,000      961,212
Weyerhauser Company, 5.80%, due January 12, 1996        1,700,000    1,696,166
						       26,325,000   25,948,825
GOVERNMENT SPONSORED ENTERPRISES _ 3.83%
Federal Home Loan Banks Discount Notes,
  6.28%, due February 2, 1996                             500,000      469,472
Federal Home Loan Banks Discount Notes,
  5.22%, due October 28, 1996                           1,000,000      947,800
							1,500,000    1,417,272
REPURCHASE AGREEMENT _ 15.33% (Note 4)
Morgan Guaranty Trust Company, 5.75%,
  due January 2, 1996
  (Collateralized by U.S. Treasury Notes,
  7.25%, due August 15, 2022)                           5,665,000    5,665,000

TOTAL INVESTMENTS _ 97.25%                                       $  35,947,945

Other assets less liabilities _ 2.75%                                1,014,843

TOTAL NET ASSETS _ 100.00%
(equivalent to $1.00 per share; 1,000,000,000
shares of $0.01 par value
capital shares authorized; 36,966,991
shares outstanding)                                              $  36,962,788

STATEMENT OF NET ASSETS
December 31, 1995 (unaudited)

FEDERAL PORTFOLIO
							PRINCIPAL       MARKET
							   AMOUNT  VALUE

GOVERNMENT SPONSORED ENTERPRISES _ 77.93%
Federal Farm Credit Banks Discount Notes,
  5.45%, due January 26, 1996                        $  1,000,000 $    995,458
Federal Farm Credit Banks Discount Notes,
  5.50%, due January 26, 1996                           1,200,000    1,194,867
Federal Farm Credit Banks Discount Notes,
  5.25%, due May 3, 1996                                  325,000      311,208
Federal Farm Credit Banks Discount Notes,
  5.38%, due June 28, 1996                                370,000      351,034
Federal Home Loan Banks Discount Notes,
  5.57%, due February 14, 1996                            500,000      493,115
Federal Home Loan Banks Discount Notes,
  5.49%, due March 22, 1996                               500,000      487,647
Federal Home Loan Banks Discount Notes,
  5.34%, due May 10, 1996                                 205,000      199,800
Federal Home Loan Banks Discount Notes,
  5.22%, due October 28, 1996                             200,000      189,560
Federal Home Loan Mortgage Corporation Discount
  Notes, 5.64%, due January 16, 1996                    1,000,000      994,830
Federal Home Loan Mortgage Corporation Discount
  Notes, 5.65%, due January 19, 1996                    1,000,000      995,449
Federal National Mortgage Association Discount
  Notes, 5.55%, due February 7, 1996                      550,000      544,064
Federal National Mortgage Association Discount
  Notes, 5.51%, due March 5, 1996                         310,000      303,832
Federal National Mortgage Association Discount
  Notes, 5.46%, due March 25, 1996                        250,000      243,137
							7,410,000    7,304,001
REPURCHASE AGREEMENT _ 22.14% (Note 4)
Morgan Guaranty Trust Company,
  5.75%, due January 2, 1996
  (Collateralized by U.S. Treasury Notes,
  7.25%, due August 15, 2022)                           2,075,000    2,075,000

TOTAL INVESTMENTS _ 100.07%                                       $  9,379,001

Other assets less liabilities _ (0.07%)                                 (6,559)

TOTAL NET ASSETS _ 100.00%
(equivalent to $1.00 per share; 1,000,000,000
shares of $0.01 par value
capital shares authorized; 9,371,820
shares outstanding)                                               $  9,372,442

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995 (unaudited)
						     PRIME           FEDERAL
						   PORTFOLIO        PORTFOLIO
ASSETS:
Investment securities, at market value
  (identified cost of $35,947,945 and
  $9,379,001, respectively)                     $   35,947,945 $     9,379,001
Cash                                                   748,735           _
Interest receivable                                    266,592          44,636
Other assets                                             2,655             438
  Total assets                                      36,965,927       9,424,075

LIABILITIES AND NET ASSETS:
Cash overdraft                                            _             50,355
Payable to shareholders                                  3,139           1,278
  Total liabilities                                      3,139          51,633
NET ASSETS                                       $  36,962,788  $    9,372,442

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)      $  36,974,348  $    9,372,502
Accumulated net realized loss on investments           (11,560)            (60)

NET ASSETS APPLICABLE TO OUTSTANDING SHARES      $  36,962,788  $    9,372,442

Capital shares, $0.01 par value
	Authorized                               1,000,000,000   1,000,000,000

	Outstanding                                 36,966,991       9,371,820

NET ASSET VALUE PER SHARE                         $       1.00    $       1.00

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1995 (unaudited)

						   PRIME           FEDERAL
						  PORTFOLIO       PORTFOLIO
INVESTMENT INCOME:
Income:
  Interest                                    $    1,167,374 $         279,397
Expenses:
  Management fees (Note 3)                           168,353            40,817
  Registration fees and other expenses                12,878             3,123
						     181,231            43,940
    Net investment income                            986,143           235,457
REALIZED GAIN ON INVESTMENTS (Note 1):
Realized gain from investment transactions:
  Proceeds from sales of investments           1,038,163,359       406,223,572
  Cost of investments sold                     1,038,163,359       406,223,572
    Net realized gain from investment
      transactions                                    _                  _
    Increase in net assets resulting from
      operations                              $       986,143  $       235,457

STATEMENTS OF CHANGES
IN NET ASSETS
Six Months Ended December 31, 1995 (unaudited) and Year Ended June 30, 1995

						       PRIME        FEDERAL
						     PORTFOLIO     PORTFOLIO
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                             $   1,901,675 $      431,984
Net realized loss from investment transactions           (6,722)           (50)
  Net increase in net assets resulting from
  operations                                          1,894,953        431,934
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (1,901,675)      (431,984)
DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ($1.00 per share)        38,007,450      8,173,682
  Net asset value of shares issued for
    reinvestment of distributions
    ($1.00 per share)                                 1,735,407        409,010
						     39,742,857      8,582,692
  Cost of shares redeemed ($1.00 per share)         (42,628,667)    (9,193,077)
  Net decrease from capital share transactions       (2,885,810)      (610,385)
    Total decrease in net assets                     (2,892,532)      (610,435)
NET ASSETS _ June 30, 1994                           42,783,767     10,263,064
NET ASSETS _ June 30, 1995                       $   39,891,235  $   9,652,629

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                            $      986,143  $     235,457
Net realized gain from investment transactions             _              _
  Net increase in net assets resulting from
  operations                                            986,143        235,457
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                  (986,143)      (235,457)
DECREASE FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ($1.00 per share)          21,609,385      2,649,751
Net asset value of shares issued for
  reinvestment of distributions
  ($1.00 per share)                                     905,434        224,875
						     22,514,819      2,874,626
Cost of shares redeemed ($1.00 per share)           (25,443,266)    (3,154,813)
  Net decrease from capital share transactions       (2,928,447)      (280,187)
    Total decrease in net assets                     (2,928,447)      (280,187)
NET ASSETS _ June 30, 1995                           39,891,235      9,652,629
NET ASSETS _ December 31, 1995                   $   36,962,788  $   9,372,442

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Its shares are currently issued in two series with each series, in effect, representing a seperate Fund. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments _ Valuation of securities is on the basis of amortized cost which approximates market value. Investment transactions are recorded on the trade date. Investment income and dividends to shareholders are recorded daily and dividends are distributed monthly. Realized gains and losses from investment transactions are reported on the identified cost basis.

Federal and State Taxes _ The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions during the period ended December 31, 1995, were as follows:

Prime Portfolio
	Purchases               $       1,034,627,495
	Proceeds from sales             1,038,163,359
Federal Portfolio
	Purchases               $         406,023,994
	Proceeds from sales               406,223,572

3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of
 .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

4. REPURCHASE AGREEMENTS:

Securities purchased under agreements to resell are held by the Fund's custodian, UMB Bank, n.a. The Fund's adviser monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller. In the event of bankruptcy or other default of the seller, the Fund could experience delays in liquidating the underlying securities and possible loss to the extent that the repurchase agreement and accrued interest is more than proceeds received upon liquidation of the underlying securities.

This report has been prepared for the information of the Shareholders of D.L. Babson Money Market Fund, Inc., and is not to beconstrued as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.